Year 2006, Num 110

Land Use Right owner	Shaanxi Aoxing Pharmaceutical Co., Ltd
Location	North of Shiji West Road, West of Wujia road
Land Number	---
Property of land	Industry use	Acquisition price	---
Type of right		Expiration date	June, 2056
Total land area	21,201 ㎡

Year 2006, Num 109

Land Use Right owner	Shaanxi Aoxing Pharmaceutical Co., Ltd
Location	North of Shiji West Road, West of Wujia road
Land Number	---
Property of land	Industry use	Acquisition price	---
Type of right		Expiration date	June, 2056
Total land area	21,201 ㎡
Land Use Right owner	Shaanxi Aoxing Pharmaceutical Co., Ltd
Location	North of Shiji West Road, West of Wujia road
Land Number	---	Picture Num.
Property of land	Industry use	Acquisition price	---
Type of right	Transfer Use Right	Expiration date	June, 2056
Total land area	12,027 ㎡

Year 2007, Num 046
Land Use Right owner	Shaanxi Aoxing Pharmaceutical Co., Ltd
Location	North of Shiji West Road, West of Wujia road
Land Number	---	Picture Num.
Property of land	Industry use	Acquisition price	---
Type of right	Transfer Use Right	Expiration date	June, 2056
Total land area	21,201 ㎡
Land Use Right owner	Shaanxi Aoxing Pharmaceutical Co., Ltd
Location	North of Shiji West Road, West of Wujia road
Land Number	---	Picture Num.
Property of land	Industry use	Acquisition price	---
Type of right	Transfer Use Right	Expiration date	June, 2056
Total land area	19,036 ㎡

According to the Constitution of the People’s Republic of China (PRC) and the law of land administration of PRC and the Urban Real Estate administration law of PRC, to protect the legal rights and benefits of land-use right owner, we have examined the land involved in this certificate, which is registered under the name of the land-use right owner. The land-use right owner’s right is proved true and this certificate is hereby issued.

Memory

The lands above belong to the state-owned land use right transfer. Before the expiration date the land-use right owner has right to transfer, exchange, lease, and sale, but the owner has obligation to register it.

Clarification

Aoxing Pharmaceutical, Inc. has acquired the 66,936 ㎡ land that is located in North to Shiji West Road and west to Wujia Road in Xian Yang City. All legal documents have been signed and the company has paid for 50 years land-use right transfer. The condition of issuing land-use right certification has been satisfied. Due to adjustment of construction planning by government of the city, there are 14446 ㎡ land-use right was transferred to Wei Li Ke Energy Company. But the government of the city has guaranteed to Aoxing to change another land with same land-use value. So in our land-use registration documents show that we have 52,490 ㎡of land and for the rest of 14446 ㎡land-use right certificate will be issued after exchanging.